                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                          (AMENDMENT NO. _____________)

Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to 240.14a-12

                      The Hartford Income Shares Fund, Inc.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                    (specify)
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a96(i)(4) and O-11.

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:

[ ]    Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

   (2) Form, Schedule or Registration Statement No.:

   (3) Filing Party:

   (4) Date Filed:

                                                               November 27, 2007

                      THE HARTFORD INCOME SHARES FUND, INC.

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of the Shareholders (the "Meeting") of The Hartford Income Shares Fund, Inc. (the "Company"). The Meeting will take place on January 8, 2008 at 10:00 a.m. Eastern Time at the offices of Hartford Life, 200 Hopmeadow Street, Simsbury, Connecticut 06089.

     At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Annual Meeting of Shareholders. As explained in the enclosed Proxy Statement, the purpose of the Meeting is (1) to elect members of the Board of Directors of the Company; (2) to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm; and
(3) to transact such other business as may properly come before the Meeting.

     We request that you complete the enclosed Proxy Card for the upcoming Meeting. The Company's Board of Directors has reviewed and unanimously approved these proposals and recommends that you vote FOR each proposal. The enclosed Proxy Statement provides more information on these proposals. Please read it carefully and return your completed Proxy Card in the enclosed, addressed, postage-paid envelope, or take advantage of the telephonic or Internet voting procedures described in the Proxy Statement. Your vote is important. If you have any questions in connection with these materials please call us at 1-888-843-7824.

                                        Very truly yours,

                                        /s/ John C. Walters
                                        John C. Walters
                                        President

                      THE HARTFORD INCOME SHARES FUND, INC.
                              500 BIELENBERG DRIVE,
                            WOODBURY, MINNESOTA 55125

                        MAILING ADDRESS: P.O. BOX 64387,
                            ST. PAUL, MINNESOTA 55164

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of the Shareholders (the "Meeting") of The Hartford Income Shares Fund, Inc. (the "Company") will be held on January 8, 2008 at 10:00 a.m. Eastern Time at the offices of Hartford Life, 200 Hopmeadow Street, Simsbury, Connecticut 06089 for the following purposes:

     1. TO ELECT A BOARD OF DIRECTORS CONSISTING OF THE TEN NOMINEES DESCRIBED IN THE ATTACHED PROXY STATEMENT.

     2. TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF THE COMPANY OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2008.

     3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     The Board of Directors of the Company unanimously recommends approval of each item listed in this notice. Shareholders of record on November 6, 2007 are entitled to notice of and to vote at the Meeting.

     Your attention is directed to the attached Proxy Statement. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE THE COMPANY ANY FURTHER SOLICITATION EXPENSE. An addressed envelope for which no postage is required is enclosed.

                                        By order of the Board of Directors,

                                        /s/ Edward P. Macdonald
                                        Edward P. Macdonald
                                        Secretary


Dated: November 27, 2007

                      THE HARTFORD INCOME SHARES FUND, INC.
                 500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
           MAILING ADDRESS: P.O. BOX 64387, ST. PAUL, MINNESOTA 55164

                                 PROXY STATEMENT

                                NOVEMBER 27, 2007

     The enclosed Proxy Card is solicited by the Board of Directors of The Hartford Income Shares Fund, Inc. (the "Company") in connection with the Annual Meeting of the Shareholders (the "Meeting") of the Company to be held on January 8, 2008 at 10:00 a.m. Eastern Time at the offices of Hartford Life, 200 Hopmeadow Street, Simsbury, Connecticut 06089 and at any adjournment(s) or postponement(s) of the Meeting.

     The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement, will be paid by the Company. The approximate mailing date of this Proxy Statement is November 27, 2007. Representatives of Hartford Administrative Services Company ("HASCO"), the dividend disbursement agent for the Company, and Hartford Life Insurance Company ("Hartford Life"), without cost to the Company, may solicit proxies for the management of the Company by means of mail, telephone or personal calls. The address of HASCO is that of the Company as provided above. Hartford Life and Hartford Investment Financial Services, LLC ("HIFSCO"), which serves as the Company's investment adviser and administrator, are principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

     Shareholders may revoke authority to vote their shares by giving written notice of revocation to the Secretary of the Company or by executing a superceding Proxy Card. Unless revoked, properly executed Proxy Cards that have been returned by shareholders without instructions will be voted "for" each proposal. In instances where choices are specified by the shareholders in the Proxy Card, those shareholders' votes will be voted or the votes will be withheld in accordance with the shareholders' choices. With regard to Proposal I, the election of directors, votes may be cast for all nominees or for all nominees except those indicated, or withheld for all nominees. Abstentions may be specified for Proposal II, the ratification of the independent registered public accounting firm. With respect to Proposal II, abstentions and broker non-votes (Proxy Cards received by the Company from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the meeting, and will have the same effect as a vote "against" such item. So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.

     In addition to completing and returning the enclosed Proxy Card, shareholders are also able to vote by touchtone telephone or by internet by following the instructions included with the Proxy Card accompanying this Proxy Statement. To vote by internet or by telephone, shareholders can access the website or call the toll-free number listed on the Proxy Card. To vote by internet or by telephone, shareholders will need the "control number" that appears on the Proxy Card. After inputting this number, shareholders will be prompted to provide their voting instructions on the proposals. Shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.

     Only those shareholders owning shares as of the close of business on November 6, 2007 (the "Record Date") may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. As of the Record Date, there were issued and outstanding 13,059,544.9120 common shares, with a par value of $0.001 per share. Common shares represent the only class of securities of the Company. Each shareholder is entitled to one vote for each share held. As a shareholder, you will not have appraisal rights in connection with the proposals described in this Proxy Statement.

     The presence, either in person or by proxy, of shareholders owning a majority of shares of the Company entitled to vote at the Meeting shall constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.

     Copies of the Company's most recent annual report and semi-annual report are available upon request. If you would like to receive a copy, please contact the Company at P.O. Box 64387, St. Paul, Minnesota 55164 or call 1-888-843-7824, and a copy will be sent, without charge, by first class mail within three business days of your request.

                                 SHARE OWNERSHIP

     The following table sets forth the dollar range of equity securities beneficially owned by each director of the Company or nominee for election as a director of the Company and on an aggregate basis in any registered investment companies overseen by the director or nominee within the Hartford Fund Family* as a group, as of September 30, 2007.

                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                  SECURITIES IN ALL REGISTERED
                             DOLLAR RANGE OF    INVESTMENT COMPANIES OVERSEEN BY
                            EQUITY SECURITIES     DIRECTOR IN THE HARTFORD FUND
NAME OF DIRECTOR              IN THE COMPANY                 FAMILY*
----------------            -----------------   --------------------------------
NON-INTERESTED DIRECTORS
Lynn S. Birdsong..........         None                   Over $100,000
Robert M. Gavin, Jr. .....         None                   Over $100,000
Duane E. Hill.............         None                   Over $100,000
Sandra S. Jaffee..........         None                 $50,001-$100,000
William P. Johnston.......         None                   Over $100,000
Phillip O. Peterson.......         None                 $50,001-$100,000
Lemma W. Senbet...........         None                   Over $100,000
INTERESTED DIRECTORS
Thomas M. Marra...........         None                   Over $100,000
Lowndes A. Smith..........         None                   Over $100,000
David M. Znamierowski.....         None                  $10,001-$50,000


--------

* The Hartford Fund Family currently consists of four open-end investment companies and one closed-end investment company.

     As of September 30, 2007, to the knowledge of the Company's management, the directors and officers as a group owned less than 1% of the outstanding shares of the Company. As of this date, no person, to the knowledge of Company management, owned beneficially more than 5% of the outstanding shares of the Company.

     As of September 30, 2007, none of the non-interested directors (or their immediate family members) had share ownership in securities of the Company's investment adviser, or in an entity controlling, controlled by or under common control with the investment adviser of the Company (not including registered investment companies).

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

     At the Meeting, shareholders will be asked to elect ten members to the Company's Board of Directors. All of the nominees currently serve as directors of the Company and are standing for re-election.

     Pertinent information regarding each nominee's principal occupation and business experience during at least the past five years, number of portfolios overseen and other directorships held is set forth below. The mailing address of each nominee is c/o the Secretary of The Hartford Income Shares Fund, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

                                                                               NUMBER OF
                                                                             PORTFOLIOS IN
                                                                                  FUND            OTHER
                                                                                COMPLEX       DIRECTORSHIPS
                                                                              OVERSEEN BY        HELD BY
                   POSITION HELD   TERM OF OFFICE*                            DIRECTOR OR      DIRECTOR OR
                      WITH THE      AND LENGTH OF   PRINCIPAL OCCUPATION(S)   NOMINEE FOR      NOMINEE FOR
NAME AND AGE          COMPANY        TIME SERVED      DURING LAST 5 YEARS       DIRECTOR        DIRECTOR
------------       -------------   ---------------  -----------------------  -------------  ----------------
LYNN S.
  BIRDSONG(2) ...  Director        Since 2003       Since 1981, Mr.                89       Mr. Birdsong is
  (age 61)                                          Birdsong has been a                     an Independent
                                                    partner in Birdsong                     Director of The
                                                    Company, an advertising                 Japan Fund
                                                    specialty firm. Since
                                                    2003, Mr. Birdsong has
                                                    been an independent
                                                    Director of The Japan
                                                    Fund.  From 2003 to
                                                    March 2005, Mr.
                                                    Birdsong was an
                                                    independent Director of
                                                    the Atlantic Whitehall
                                                    Funds. From 1979 to
                                                    2002, Mr. Birdsong was
                                                    a managing director of
                                                    Zurich Scudder
                                                    Investments, an
                                                    investment management
                                                    firm. During his
                                                    employment with
                                                    Scudder, Mr. Birdsong
                                                    was an interested
                                                    Director of The Japan
                                                    Fund. Mr. Birdsong is
                                                    also a Director of The
                                                    Hartford Mutual Funds,
                                                    Inc., The Hartford
                                                    Mutual Funds II, Inc.,
                                                    Hartford Series Fund,
                                                    Inc. and Hartford HLS
                                                    Series Fund II, Inc.



                                                                               NUMBER OF
                                                                             PORTFOLIOS IN
                                                                                  FUND            OTHER
                                                                                COMPLEX       DIRECTORSHIPS
                                                                              OVERSEEN BY        HELD BY
                   POSITION HELD   TERM OF OFFICE*                            DIRECTOR OR      DIRECTOR OR
                      WITH THE      AND LENGTH OF   PRINCIPAL OCCUPATION(S)   NOMINEE FOR      NOMINEE FOR
NAME AND AGE          COMPANY        TIME SERVED      DURING LAST 5 YEARS       DIRECTOR        DIRECTOR
------------       -------------   ---------------  -----------------------  -------------  ----------------

ROBERT M.
  GAVIN(1,2).....  Director and    Director         Dr. Gavin is an                89             None
  (age 67)         Chairman of     since 1986       educational consultant.
                   the Board                        Prior to September 1,
                                   Chairman         2001, he was President
                                   of the Board     of Cranbrook Education
                                   since 2004       Community; and prior to
                                                    July 1996, he was
                                                    President of Macalester
                                                    College, St. Paul,
                                                    Minnesota. Dr. Gavin is
                                                    also a Director and
                                                    Chairman of the Board
                                                    of Directors of The
                                                    Hartford Mutual Funds,
                                                    Inc., The Hartford
                                                    Mutual Funds II, Inc.,
                                                    Hartford Series Fund,
                                                    Inc. and Hartford HLS
                                                    Series Fund II, Inc.



DUANE E.
  HILL(2)........  Director        Since 2002       Mr. Hill is a Partner          89             None
  (age 62)                                          with TSG Ventures L.P.,
                                                    a private equity
                                                    investment company.
                                                    From 1994 to October of
                                                    1998, Mr. Hill was a
                                                    member of TSG Capital
                                                    Group, a private equity
                                                    investment firm that
                                                    serves as sponsor and
                                                    lead investor in
                                                    leveraged buyouts of
                                                    middle market
                                                    companies. Mr. Hill is
                                                    also a Director of The
                                                    Hartford Mutual Funds,
                                                    Inc., The Hartford
                                                    Mutual Funds II, Inc.,
                                                    Hartford Series Fund,
                                                    Inc. and Hartford HLS
                                                    Series Fund II, Inc.

                                                                               NUMBER OF
                                                                             PORTFOLIOS IN
                                                                                  FUND            OTHER
                                                                                COMPLEX       DIRECTORSHIPS
                                                                              OVERSEEN BY        HELD BY
                   POSITION HELD   TERM OF OFFICE*                            DIRECTOR OR      DIRECTOR OR
                      WITH THE      AND LENGTH OF   PRINCIPAL OCCUPATION(S)   NOMINEE FOR      NOMINEE FOR
NAME AND AGE          COMPANY        TIME SERVED      DURING LAST 5 YEARS       DIRECTOR        DIRECTOR
------------       -------------   ---------------  -----------------------  -------------  ----------------

SANDRA S.
  JAFFEE(1,2)....  Director        Since 2005       Ms. Jaffee is Chief            89             None
  (age 65)                                          Executive Officer of
                                                    Fortent (formerly
                                                    Searchspace Group), a
                                                    leading provider of
                                                    compliance/regulatory
                                                    technology to financial
                                                    institutions. Ms.
                                                    Jaffee served as an
                                                    Entrepreneur in
                                                    Residence with Warburg
                                                    Pincus, a private
                                                    equity firm, from
                                                    August 2004 to August
                                                    2005. From September
                                                    1995 to July 2004, Ms.
                                                    Jaffee served as
                                                    Executive Vice
                                                    President at Citigroup,
                                                    where she was President
                                                    and CEO of Citibank's
                                                    Global Securities
                                                    Services (1995-2003).
                                                    Ms. Jaffee is also a
                                                    Director of The
                                                    Hartford Mutual Funds,
                                                    Inc., The Hartford
                                                    Mutual Funds II, Inc.,
                                                    Hartford Series Fund,
                                                    Inc. and Hartford HLS
                                                    Series Fund II, Inc.

                                                                               NUMBER OF
                                                                             PORTFOLIOS IN
                                                                                  FUND            OTHER
                                                                                COMPLEX       DIRECTORSHIPS
                                                                              OVERSEEN BY        HELD BY
                   POSITION HELD   TERM OF OFFICE*                            DIRECTOR OR      DIRECTOR OR
                      WITH THE      AND LENGTH OF   PRINCIPAL OCCUPATION(S)   NOMINEE FOR      NOMINEE FOR
NAME AND AGE          COMPANY        TIME SERVED      DURING LAST 5 YEARS       DIRECTOR        DIRECTOR
------------       -------------   ---------------  -----------------------  -------------  ----------------

WILLIAM P.
  JOHNSTON(1,2)..  Director        Since 2005       In June 2006, Mr.              89       Mr. Johnston is
  (age 63)                                          Johnston was appointed                  a member of the
                                                    as Senior Advisor to                    supervisory
                                                    The Carlyle Group, a                    Board of
                                                    global private equity                   Fresenius
                                                    investment firm. In May                 Medical Care AG
                                                    2006, Mr. Johnston was                  & Co. KGaA.  Mr.
                                                    elected to the                          Johnston is also
                                                    supervisory Board of                    a member of the
                                                    Fresenius Medical Care                  Boards of
                                                    AG & Co. KGaA, after                    Directors of
                                                    its acquisition of                      MultiPlan, Inc.
                                                    Renal Care Group, Inc.                  and LifeCare
                                                    in March 2006. Mr.                      Holdings, Inc.
                                                    Johnston joined Renal
                                                    Care Group, Inc. in
                                                    November 2002 as a
                                                    member of the Board of
                                                    Directors and served as
                                                    Chairman of the Board
                                                    from March 2003 through
                                                    March 2006. From
                                                    September 1987 to
                                                    December 2002, Mr.
                                                    Johnston was with
                                                    Equitable Securities
                                                    Corporation (and its
                                                    successors, SunTrust
                                                    Equitable Securities
                                                    and SunTrust Robinson
                                                    Humphrey) serving in
                                                    various investment
                                                    banking and managerial
                                                    positions, including
                                                    Managing Director and
                                                    Head of Investment
                                                    Banking, Chief
                                                    Executive Officer and
                                                    Vice Chairman. Mr.
                                                    Johnston is also a
                                                    Director of The
                                                    Hartford Mutual Funds,
                                                    Inc., The Hartford
                                                    Mutual Funds II, Inc.,
                                                    Hartford Series Fund,
                                                    Inc. and Hartford HLS
                                                    Series Fund II, Inc.



PHILLIP O.
  PETERSON(1,2)..  Director        Since 2000       Mr. Peterson is a              89       Mr. Peterson is
  (age 62)                                          mutual fund industry                    a member of the
                                                    consultant. He was a                    Board of
                                                    partner of KPMG LLP (an                 Trustees of
                                                    accounting firm) until                  William Blair
                                                    July 1999. Mr. Peterson                 Funds.
                                                    joined William Blair
                                                    Funds in February 2007
                                                    as a member of the
                                                    Board of Trustees. From
                                                    January 2004 to April
                                                    2005, Mr. Peterson
                                                    served as Independent
                                                    President of the Strong
                                                    Mutual Funds. Mr.
                                                    Peterson is also a
                                                    Director of The
                                                    Hartford Mutual Funds,
                                                    Inc., The Hartford
                                                    Mutual Funds II, Inc.,
                                                    Hartford Series Fund,
                                                    Inc. and Hartford HLS
                                                    Series Fund II, Inc.

                                                                               NUMBER OF
                                                                             PORTFOLIOS IN
                                                                                  FUND            OTHER
                                                                                COMPLEX       DIRECTORSHIPS
                                                                              OVERSEEN BY        HELD BY
                   POSITION HELD   TERM OF OFFICE*                            DIRECTOR OR      DIRECTOR OR
                      WITH THE      AND LENGTH OF   PRINCIPAL OCCUPATION(S)   NOMINEE FOR      NOMINEE FOR
NAME AND AGE          COMPANY        TIME SERVED      DURING LAST 5 YEARS       DIRECTOR        DIRECTOR
------------       -------------   ---------------  -----------------------  -------------  ----------------

LEMMA W.
  SENBET(2)......  Director        Since 2005       Dr. Senbet is the              89             None
  (age 60)                                          William E. Mayer Chair
                                                    Professor of Finance at
                                                    the University of
                                                    Maryland, Robert H.
                                                    Smith School of
                                                    Business. He was chair
                                                    of the Finance
                                                    Department during 1998-
                                                    2006. Previously he was
                                                    an endowed professor of
                                                    finance at the
                                                    University of
                                                    Wisconsin-Madison.
                                                    Also, he was director
                                                    of the Fortis Funds
                                                    from March 2000-July
                                                    2002. Dr. Senbet served
                                                    the finance profession
                                                    in various capacities,
                                                    including as director
                                                    of the American Finance
                                                    Association and
                                                    President of the
                                                    Western Finance
                                                    Association. In 2006,
                                                    Dr. Senbet was inducted
                                                    Fellow of Financial
                                                    Management Association
                                                    International for his
                                                    career-long
                                                    distinguished
                                                    scholarship and
                                                    professional service.
                                                    Dr. Senbet is also a
                                                    Director of The
                                                    Hartford Mutual Funds,
                                                    Inc., The Hartford
                                                    Mutual Funds II, Inc.,
                                                    Hartford Series Fund,
                                                    Inc. and Hartford HLS
                                                    Series Fund II, Inc.



--------

* Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders of the Company is held and his or her successor is elected and qualifies.

(1)  Member of the Audit Committee of the Company.

(2)  Member of the Nominating Committee of the Company.

NOMINEES FOR ELECTION AS INTERESTED DIRECTORS

                                                                       NUMBER OF
                                                                      PORTFOLIOS
                                                                        IN FUND          OTHER
                                 TERM OF                                COMPLEX      DIRECTORSHIPS
                                 OFFICE*                              OVERSEEN BY       HELD BY
                    POSITION   AND LENGTH          PRINCIPAL          DIRECTOR OR     DIRECTOR OR
                   HELD WITH     OF TIME         OCCUPATION(S)          NOMINEE       NOMINEE FOR
NAME AND AGE      THE COMPANY    SERVED       DURING LAST 5 YEARS    FOR DIRECTOR      DIRECTOR
------------      -----------  ----------  ------------------------  ------------  ----------------
THOMAS M.
  MARRA**.......  Director     Since 2002  Mr. Marra is President         89       Mr. Marra is a
  (age 49)                                 and Chief Operating                     Director of The
                                           Officer of The Hartford                 Hartford.
                                           Financial Services
                                           Group, Inc. ("The
                                           Hartford"). He is also a
                                           member of the Board of
                                           Directors for The
                                           Hartford. Mr. Marra was
                                           named President and COO
                                           of The Hartford in 2007.
                                           He served as COO of
                                           Hartford Life Insurance
                                           Company, Inc. ("Hartford
                                           Life") from 2000 to
                                           2007, as President of
                                           Hartford Life from 2001
                                           to 2007, and as Director
                                           of Hartford Life's
                                           Investment Products
                                           Division from 1998 to
                                           2000. Mr. Marra is
                                           Chairman of the Board of
                                           Hartford Investment
                                           Financial Services, LLC.
                                           He currently also serves
                                           as a Director of The
                                           Hartford Mutual Funds,
                                           Inc., The Hartford
                                           Mutual Funds II, Inc.,
                                           Hartford Series Fund,
                                           Inc. and Hartford HLS
                                           Series Fund II, Inc. and
                                           served as Chairman of
                                           the Board of these
                                           companies and of the
                                           Company from 2002 to
                                           2004.
LOWNDES A.
  SMITH** ......  Director     Since 2002  Mr. Smith served as Vice       89       Mr. Smith is a
  (age 68)                                 Chairman of The Hartford                Director of
                                           from February 1997 to                   White Mountains
                                           January 2002, as                        Insurance Group,
                                           President and Chief                     Ltd.
                                           Executive Officer of
                                           Hartford Life, Inc. from
                                           February 1997 to January
                                           2002, and as President
                                           and Chief Operating
                                           Officer of The Hartford
                                           Life Insurance Companies
                                           from January 1989 to
                                           January 2002. Mr. Smith
                                           is also a Director of
                                           The Hartford Mutual
                                           Funds, Inc., The
                                           Hartford Mutual Funds
                                           II, Inc., Hartford
                                           Series Fund, Inc. and
                                           Hartford HLS Series Fund
                                           II, Inc.



                                                                       NUMBER OF
                                                                      PORTFOLIOS
                                                                        IN FUND          OTHER
                                 TERM OF                                COMPLEX      DIRECTORSHIPS
                                 OFFICE*                              OVERSEEN BY       HELD BY
                    POSITION   AND LENGTH          PRINCIPAL          DIRECTOR OR     DIRECTOR OR
                   HELD WITH     OF TIME         OCCUPATION(S)          NOMINEE       NOMINEE FOR
NAME AND AGE      THE COMPANY    SERVED       DURING LAST 5 YEARS    FOR DIRECTOR      DIRECTOR
------------      -----------  ----------  ------------------------  ------------  ----------------

DAVID M.
  ZNAMIEROWSKI..  Director     Since 2007  Mr. Znamierowski               89       Mr. Znamierowski
  (age 47)**                               currently serves as                     is a Director of
                                           Director and President                  Hartford
                                           of Hartford Investment                  Investment
                                           Management Company                      Management
                                           ("Hartford Investment                   Company.
                                           Management"), as Chief
                                           Investment Officer and
                                           Executive Vice President
                                           for The Hartford and
                                           Hartford Life, Inc. and
                                           as Director, Chief
                                           Investment Officer and
                                           Executive Vice President
                                           of Hartford Life
                                           Insurance Company. Mr.
                                           Znamierowski is a
                                           Director of The Hartford
                                           Mutual Funds, Inc., The
                                           Hartford Mutual Funds
                                           II, Inc., Hartford
                                           Series Fund, Inc. and
                                           Hartford HLS Series Fund
                                           II, Inc. He previously
                                           served as President and
                                           Chief Executive Officer
                                           of these companies until
                                           November 2007. He
                                           previously served as
                                           President of the Company
                                           from 2001 to November
                                           2007, and as Chief
                                           Executive Officer of the
                                           Company from 2005 to
                                           November 2007.



--------

* Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders of the Company is held and his or her successor is elected and qualifies.

** Denotes the nominee is an interested person of the Company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Marra and Mr. Znamierowski are an interested directors due to positions they hold with affiliates of the Company. Mr. Smith is an interested director because he owns stock of the parent company of HIFSCO.

     The Board of Directors recommends that shareholders vote in favor of the ten individuals listed as nominees for election to serve as directors of the Company. A plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of directors. This means that the ten nominees receiving the highest number of "for" votes will be elected. Unless otherwise instructed, the proxies will vote all properly executed Proxy Cards "for" the ten nominees. All of the nominees have consented to serve as directors if elected. In the event any of the nominees are not candidates for election at the meeting, the proxies may vote for such other persons according to their best judgment. Nothing currently indicates that such a situation will arise.

                                   PROPOSAL II
                                 RATIFICATION OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not "interested persons" of the investment company or of its investment adviser, as that term is defined in the 1940 Act. The 1940 Act provides that the selection be submitted for ratification or rejection by the shareholders at an annual meeting.

     On November 7, 2007, the Board of Directors of the Company, upon the recommendation of the Audit Committee, determined to select the firm of Ernst & Young LLP ("E&Y") as independent registered public accounting firm for the Company for the fiscal year ending July 31, 2008. E&Y served as independent registered public accounting firm for the Company for the fiscal years ended July 31 2007, July 31, 2006 and July 31, 2005.

     The Board of Directors recommends that shareholders vote in favor of the ratification of E&Y as the independent registered public accounting firm for the Company. The affirmative vote of a majority of the shares represented at the meeting provided at least a quorum (more than 50% of the outstanding shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent registered public accounting firm. Unless otherwise instructed, the proxies will vote for the ratification of the selection of E&Y as the Company's independent registered public accounting firm.

                             MANAGEMENT COMPENSATION

     The Company pays no compensation to any director or officer who is an officer or employee of The Hartford, HIFSCO, HASCO, Hartford Life or any affiliated company. During the fiscal year ended July 31, 2007, the Company paid a fee to each director who is not an officer or employee of The Hartford, HIFSCO, HASCO, Hartford Life or any affiliated company.

     The following table sets forth the compensation that each director (or nominee for director) received during the fiscal year ended July 31, 2007 from the Company and the entire Hartford fund complex.

                                                  PENSION OR                            TOTAL
                                                  RETIREMENT        ESTIMATED        COMPENSATION
                                AGGREGATE      BENEFITS ACCRUED       ANNUAL       FROM THE COMPANY
                              COMPENSATION        AS PART OF      BENEFITS UPON   AND FUND COMPLEX*
NAME OF PERSON, POSITION    FROM THE COMPANY   COMPANY EXPENSES     RETIREMENT     PAID TO DIRECTOR
------------------------    ----------------   ----------------   -------------   -----------------
NON-INTERESTED DIRECTORS
Lynn S. Birdsong,
  Director................        $162                $0                $0             $179,500
Robert M. Gavin, Jr.
  Director................        $217                $0                $0             $241,000
Duane E. Hill, Director...        $147                $0                $0             $163,000
Sandra S. Jaffee,
  Director................        $134                $0                $0             $149,000
William P. Johnston,
  Director................        $155                $0                $0             $172,500
Phillip O. Peterson,
  Director................        $160                $0                $0             $177,500
Lemma W. Senbet,
  Director................        $137                $0                $0             $152,000
INTERESTED DIRECTORS
Lowndes A. Smith,
  Director................        $151                $0                $0             $168,000
Thomas M. Marra,
  Director................        $  0                $0                $0             $      0
David M. Znamierowski,
  Director................        $  0                $0                $0             $      0


--------

* As of July 31, 2007, FIVE REGISTERED INVESTMENT COMPANIES IN THE FUND COMPLEX PAID COMPENSATION TO SOME OR ALL OF THE DIRECTORS.

              BOARD MEETINGS, COMMITTEES AND OTHER RELATED MATTERS

     The Board of Directors of the Company has established an Audit Committee, a Compliance Committee, an Investment Committee, a Litigation Committee and a Nominating Committee. The Company does not have a standing compensation committee. However, the Nominating Committee is responsible for making recommendations to the Board of Directors regarding the compensation of the independent members of the Board of Directors. The Board of Directors has adopted written charters for the Audit Committee and the Nominating Committee. Copies of the charters for the Audit and Nominating Committees are not available on the Company's website, but were included in the Company's proxy statement for its 2007 annual meeting.

     During the Company's fiscal year ended July 31, 2007, there were 6 meetings of the Board of Directors, 6 meetings of the Audit Committee, 7 meetings of the Investment Committee, 4 meetings of the Compliance Committee and 2 meeting of the Nominating Committee. The Litigation Committee did not meet during this timeframe. David M. Znamierowski, Director of the Company, attended last year's annual meeting held on January 9, 2007. Company policy adopted in November 2004 provides that at least one Director will attend each annual meeting of shareholders. Each director attended (either in person or by telephone) 75% or more of the total number of meetings of the Board and of the Committees on which the director served.

     Shareholders wishing to communicate with members of the Board of Directors may submit a written communication directed to the Board of Directors in care of the Secretary of The Hartford Income Shares Fund, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089.

THE AUDIT COMMITTEE

     The Audit Committee currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson. Each member of the Audit Committee is considered to be "independent" within the meaning of the rules of the New York Stock Exchange.

     The functions performed by the Audit Committee are to (1) oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) assist the Board of Directors in its oversight of the qualifications, independence and performance of the Company's independent registered public accounting firm, the quality, objectivity and integrity of the Company's financial statements and the independent audit thereof, and the performance of the Company's internal audit function; (3) act as a liaison between the Company's independent registered public accounting firm and the full Board of Directors; and (4) pre-approve all audit and non-audit services that the independent registered public accounting firm provides to the Company. The Company's independent registered public accounting firm shall report directly to the Audit Committee. The Audit Committee shall report regularly to the Board of Directors.

     Management is responsible for maintaining appropriate systems for accounting. The Company's independent registered public accounting firm is responsible for conducting a proper audit of the Company's financial statements and is ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject to ratification by the non-interested directors and Company shareholders) and evaluate the Company's independent registered public accounting firm, to determine the compensation of the Company's independent registered public accounting firm and, when appropriate, to replace the Company's independent registered public accounting firm.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     The Company's independent registered public accounting firm also provided to the Audit Committee certain written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered accounting firm the firm's independence.

     Based upon the Audit Committee's discussion with management and E&Y, and the Audit Committee's review of the representation of management and the report of E&Y to the Audit Committee, the Audit Committee approves the inclusion of the Fund's Audited Financial Statements in the Fund's annual report filed with the Securities and Exchange Commission.

     The Audit Committee

     Robert M. Gavin
     Sandra S. Jaffee
     Phillip O. Peterson
     William P. Johnston

THE COMPLIANCE COMMITTEE

     The Company has established a Compliance Committee, which is responsible for, among other things, assisting the Board of Directors in its oversight of the implementation by the Company of policies and procedures that are reasonably designed to prevent the Company from violating the Federal Securities Laws. The members of the Compliance Committee are Robert M. Gavin, Sandra S. Jaffee, William P. Johnston, Thomas M. Marra and Phillip O. Peterson.

THE INVESTMENT COMMITTEE

     The Company has established an Investment Committee, which assists the Board of Directors in its oversight of the Company's investment performance and related matters. The members of the Investment Committee are Lynn S. Birdsong, Duane E. Hill, Lemma W. Senbet, Lowndes A. Smith and David M. Znamierowski.

THE LITIGATION COMMITTEE

     The Company has established a Litigation Committee, which manages any legal actions that are brought by, on behalf of or against the Company, its Board of Directors and/or the non-interested directors. The Litigation Committee consists of the following non-interested members of the Board of Directors of the
Company: Lynn S. Birdsong, Duane E. Hill, and Sandra S. Jaffee.

THE NOMINATING COMMITTEE

     The Nominating Committee currently consists of all non-interested directors of the Company. The function of the Nominating Committee is to screen and nominate non-interested candidates to the Board of Directors. In addition, the Nominating Committee periodically reviews and evaluates the compensation of the independent members of the Board of Directors and each of its committees. The Nominating Committee makes recommendations to the Board of Directors regarding the compensation of, and expense reimbursement policies and retirement policies with respect to, the independent members of the Board of Directors and each committee.

     The Nominating Committee will consider nominees for non-interested directors recommended by shareholders if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria. Shareholders wishing to submit recommendations for nominees must send a letter to the chairperson of the Nominating Committee, in care of the Secretary of The Hartford Income Shares Fund, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089 and must include, at a minimum: (1) the shareholder's contact information;
(2) the nominee's contact information, the nominee's resume or curriculum vitae, and the number of Company shares owned by the proposed nominee; (3) a statement as to whether the nominee is an "interested person" of the Company as defined in
Section 2(a)(19) of the 1940 Act, and appropriate documentation to support the statement; (4) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and (5) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Company's proxy statement, if so designated by the Nominating Committee and the Company's Board of Directors. A shareholder nominee recommendation must be received by the Nominating Committee within a reasonable time period prior to the proxy submission. A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee. Candidates submitted by shareholders are evaluated according to the same criteria as other non-interested director candidates. The Nominating Committee has not received a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the applicable Fund's voting shares for at least one year.

     The Nominating Committee may, from time to time, engage the services of an independent consultant to identify and screen suitable prospective director candidates.

     Care is given to ensure that the individual members of the Board of Directors bring to their deliberations education, work and personal experiences that would improve the value provided to the shareholders. The following criteria for nominees generally are considered as a minimum requirement for consideration as a non-interested director:

     - Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity;

     - College degree or business experience equivalent to a college degree;

     - At least one non-interested director should have an investment background and at least one director should have a financial/accounting background;

     - Personal accomplishments that would provide ready acceptance by shareholders that the individual is capable of representing their interests;

     - An ability to invest in Hartford funds;

     - A person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders;

     - A person of high ethical standards;

     - Must meet minimum standards set out in the Fund's audit committee charter; and

     - Must be "financially literate" as that term is defined under New York Stock Exchange rules. For these purposes, this means the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through Fund-sponsored training programs.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Upon the recommendation of the Audit Committee, the Board of Directors selected E&Y as independent registered public accounting firm of the Company for the fiscal year ending July 31, 2008. E&Y served as independent registered public accounting firm of the Company for the fiscal years ended July 31, 2007 and July 31, 2006.

     AUDIT FEES. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. The aggregate fees billed by E&Y for professional services rendered for the audit of the Company's annual financial statements for the fiscal years ended July 31, 2006 and July 31, 2007 were $36,500 and $39,300, respectively.

     AUDIT-RELATED FEES. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees." No fees were billed by E&Y for professional services rendered that are related to the audit of the Company's annual financial statements but not reported under "Audit-Fees" above for the fiscal years ended July 31, 2006 and July 31, 2007. Aggregate fees in the amount of $27,221 for the fiscal year ended July 31, 2006 and $28,500 for the fiscal year ended July 31, 2007 were billed by E&Y to HIFSCO, and any entity controlling, controlled by, or under common control with HIFSCO (collectively, "Service Affiliates") that provides ongoing services to the Company, relating to the operations and financial reporting of the Company. These fees relate to an annual review of internal controls, as required by regulation, for HASCO, an affiliate which provides transfer agency services to the Company and over 50 other mutual funds in the Hartford Fund Family.

     TAX FEES. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice and tax planning to the Company for the fiscal years ended July 31, 2006 and July 31, 2007 were $3,350 and $3,650, respectively. No fees were billed by E&Y for such services rendered to Service Affiliates that provide ongoing services to the Company, relating to the operations and financial reporting of the Company and subject to pre-approval by the Audit Committee, for the fiscal years ended July 31, 2006 and July 31, 2007.

     ALL OTHER FEES. All Other Fees are fees related to services other than those reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees." No fees were billed by E&Y for professional services rendered for products and services other than those described above for the fiscal years ended July 31, 2006 and

July 31, 2007, nor were any fees billed by E&Y for such services rendered to Service Affiliates that provide ongoing services to the Company, relating to the operations and financial reporting of the Company and subject to pre-approval by the Audit Committee, for those fiscal years, other than those described above.

     For the fiscal years ended July 31, 2006 and July 31, 2007, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception.

     The Audit Committee has considered whether the services described above are compatible with maintaining E&Y's independence. The Audit Committee has also considered whether the provision of all other non-audit services rendered to Service Affiliates that provide ongoing services to the Company, is compatible with maintaining E&Y's independence. The Audit Committee has adopted pre-approval policies and procedures which govern the ways in which the Audit Committee will pre-approve audit and various categories of non-audit services that the independent registered public accounting firm provides to the Company and to Service Affiliates that provide ongoing services to the Company. In accordance with this policy, the Audit Committee has given its approval for the provision of audit services by E&Y for the fiscal year ending July 31, 2008 and has also given its pre-approval for the provision by E&Y of certain types of audit-related, tax and permitted non-audit services. Services which have not received pre-approval must receive specific approval by the Audit Committee. The Audit Committee is informed of each such engagement in a timely manner, and such procedures do not include delegation of the Audit Committee's responsibilities to management. Pre-approval has not been waived with respect to services described above under "Audit-Related Fees," "Tax Fees" and "All Other Fees," since the pre-approval procedures were adopted by the Audit Committee.

     The aggregate non-audit fees billed by E&Y for services rendered to the Company and to Service Affiliates that provide ongoing services to the Company, for the fiscal years ended July 31, 2006 and July 31, 2007, amounted to $732,894 and $969,519, respectively. Services were for tax consulting, actuarial and business advisory services throughout the period.

     Representatives of E&Y are not expected to be present at the Meeting, but will be given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

                        EXECUTIVE OFFICERS OF THE COMPANY

     Information about each executive officer's position and term of office with the Company and business experience during at least the past five years is set forth below. The executive officers receive no compensation from the Company. Instead, Hartford Life or its affiliates pays the executive officers. The mailing address of each executive officer is c/o the Secretary of The Hartford Income Shares Fund, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089.

                                               TERM OF
                            POSITION HELD      OFFICE*
                              WITH THE       AND LENGTH    PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS          COMPANY     OF TIME SERVED    DURING PAST 5 YEARS
---------------------      --------------  --------------  -----------------------
JOHN C. WALTERS..........  President and   Since 2007(1)   Mr. Walters currently
  (age 45)                 Chief                           serves as President of
                           Executive                       the U.S. Wealth
                           Officer                         Management Division and
                                                           Co-Chief Operating
                                                           Officer of Hartford
                                                           Life. Mr. Walters
                                                           previously served as
                                                           Executive Vice
                                                           President and Director
                                                           of the Investment
                                                           Products Division of
                                                           Hartford Life. Mr.
                                                           Walters is also a
                                                           Managing Member and
                                                           Executive Vice
                                                           President of Hartford
                                                           Investment Financial
                                                           Services, LCC
                                                           ("HIFSCO") and HL
                                                           Investment Advisors,
                                                           LLC ("HL Advisors"). In
                                                           addition, he is
                                                           President and Chief
                                                           Executive Officer of
                                                           The Hartford Mutual
                                                           Funds, Inc., The
                                                           Hartford Mutual Funds
                                                           II, Inc., Hartford
                                                           Series Fund, Inc. and
                                                           Hartford HLS Series
                                                           Fund II, Inc.
                                                           Previously, Mr. Walters
                                                           was with First Union
                                                           Securities.
TAMARA L. FAGELY.........  Vice            Treasurer       Ms. Fagely has been a
  (age 49)                 President,      since 1993      Vice President of HASCO
                           Treasurer and   Vice President  since 1998 and Chief
                           Controller      since 1996      Financial Officer since
                                           Controller      2006. Currently Ms.
                                           since 2001      Fagely is a Vice
                                                           President of Hartford
                                                           Life Insurance Company
                                                           ("Hartford Life"). She
                                                           served as Assistant
                                                           Vice President of
                                                           Hartford Life from
                                                           December 2001 through
                                                           March 2005. In addition
                                                           she is Controller and
                                                           Chief Financial Officer
                                                           of HIFSCO. In addition,
                                                           she is Controller of
                                                           HIFSCO and Vice
                                                           President, Controller,
                                                           and Treasurer of The
                                                           Hartford Mutual Funds,
                                                           Inc., The Hartford
                                                           Mutual Funds II, Inc.,
                                                           Hartford Series Fund,
                                                           Inc. and Hartford HLS
                                                           Series Fund II, Inc.
EDWARD P. MACDONALD......  Vice            Since 2005      Mr. Macdonald serves as
  (age 40)                 President,                      Assistant General
                           Secretary and                   Counsel and Assistant
                           Chief Legal                     Vice President of The
                           Officer                         Hartford and Chief
                                                           Legal Officer and Vice
                                                           President of HIFSCO. He
                                                           also serves as Vice
                                                           President of Hartford
                                                           Administrative Services
                                                           Company ("HASCO"),
                                                           Assistant Vice
                                                           President of Hartford
                                                           Life Insurance Company,
                                                           and Chief Legal
                                                           Officer, Secretary and
                                                           Vice President of HL
                                                           Advisors. Prior to
                                                           joining The Hartford in
                                                           2005, Mr. Macdonald was
                                                           Chief Counsel,
                                                           Investment Management
                                                           for Prudential
                                                           Financial (formerly
                                                           American Skandia
                                                           Investment Services,
                                                           Inc.). He joined
                                                           Prudential in April
                                                           1999. Additionally, Mr.
                                                           Macdonald serves as
                                                           Vice President,
                                                           Secretary and Chief
                                                           Legal Officer for The
                                                           Hartford Mutual Funds,
                                                           Inc., The Hartford
                                                           Mutual Funds II, Inc.,
                                                           Hartford Series Fund,
                                                           Inc. and Hartford HLS
                                                           Series Fund II, Inc.

                                               TERM OF
                            POSITION HELD      OFFICE*
                              WITH THE       AND LENGTH    PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS          COMPANY     OF TIME SERVED    DURING PAST 5 YEARS
---------------------      --------------  --------------  -----------------------
DENISE A. SETTIMI........  Vice President  Since 2005      Ms. Settimi currently
  (age 47)                                                 serves as Chief
                                                           Operating Officer and
                                                           Assistant Vice
                                                           President of HASCO. She
                                                           is also Assistant Vice
                                                           President of HIFSCO and
                                                           Hartford Life Insurance
                                                           Company. Previously,
                                                           Ms. Settimi was with
                                                           American Express
                                                           Financial Advisors,
                                                           where she was Director
                                                           of Retirement Plan
                                                           Services from 1997 to
                                                           2003. In addition, she
                                                           is a Vice President of
                                                           The Hartford Mutual
                                                           Funds, Inc., The
                                                           Hartford Mutual Funds
                                                           II, Inc., Hartford
                                                           Series Fund, Inc. and
                                                           Hartford HLS Series
                                                           Fund II, Inc.
ROBERT M. ARENA, JR......  Vice President  Since 2006      Mr. Arena serves as
  (age 39)                                                 Senior Vice President
                                                           of Hartford Life and
                                                           heads its Retail
                                                           Product Management
                                                           Group in the U.S.
                                                           Wealth Management
                                                           Division. He is also
                                                           Director and Senior
                                                           Vice President of
                                                           HASCO, Manager and
                                                           Senior Vice
                                                           President/Business Line
                                                           Principal of HIFSCO and
                                                           Manager and Senior Vice
                                                           President of HL
                                                           Advisors. Prior to
                                                           joining The Hartford in
                                                           2004, he was Senior
                                                           Vice President in
                                                           charge of Product
                                                           Management for American
                                                           Skandia/Prudential in
                                                           the individual
                                                           annuities division. Mr.
                                                           Arena joined American
                                                           Skandia in 1996. In
                                                           addition, Mr. Arena is
                                                           Vice President of The
                                                           Hartford Mutual Funds,
                                                           Inc., The Hartford
                                                           Mutual Funds II, Inc.,
                                                           Hartford Series Fund,
                                                           Inc. and Hartford HLS
                                                           Series Fund II, Inc.
THOMAS D. JONES III......  Vice President  Since 2006      Mr. Jones serves as
  (age 42)                 and Chief                       Chief Compliance
                           Compliance                      Officer for the
                           Officer                         Hartford Mutual Funds
                                                           and Vice President and
                                                           Director of Securities
                                                           Compliance for The
                                                           Hartford. He is also
                                                           Vice President of
                                                           HIFSCO, HL Advisors,
                                                           and Hartford Life. Mr.
                                                           Jones joined The
                                                           Hartford in 2006 from
                                                           SEI Investments, where
                                                           he served as Chief
                                                           Compliance Officer for
                                                           its mutual funds and
                                                           investment advisers.
                                                           Prior to joining SEI,
                                                           Mr. Jones was First
                                                           Vice President and
                                                           Compliance Director for
                                                           Merrill Lynch
                                                           Investment Managers
                                                           (Americas) ("MLIM"),
                                                           where he worked from
                                                           1992-2004. At MLIM, Mr.
                                                           Jones was responsible
                                                           for the compliance
                                                           oversight of various
                                                           investment products,
                                                           including mutual funds,
                                                           wrap accounts,
                                                           institutional accounts
                                                           and alternative
                                                           investments. In
                                                           addition, Mr. Jones is
                                                           Vice President and
                                                           Chief Compliance
                                                           Officer The Hartford
                                                           Mutual Funds, Inc., The
                                                           Hartford Mutual Funds,
                                                           II, Inc., Hartford
                                                           Series Fund, Inc. and
                                                           Hartford HLS Series
                                                           Fund II, Inc.

                                               TERM OF
                            POSITION HELD      OFFICE*
                              WITH THE       AND LENGTH    PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS          COMPANY     OF TIME SERVED    DURING PAST 5 YEARS
---------------------      --------------  --------------  -----------------------
VERNON J. MEYER..........  Vice President  Since 2006      Mr. Meyer serves as
  (age 43)                                                 Senior Vice President
                                                           of Hartford Life and
                                                           Director of its
                                                           Investment Advisory
                                                           Group in the U.S.
                                                           Wealth Management
                                                           Division. He also
                                                           serves as Senior Vice
                                                           President of HIFSCO and
                                                           HL Advisors. Prior to
                                                           joining The Hartford in
                                                           2004, Mr. Meyer was
                                                           with MassMutual which
                                                           he joined in 1987. In
                                                           addition, Mr. Meyer is
                                                           Vice President of The
                                                           Hartford Mutual Funds,
                                                           Inc., The Hartford
                                                           Mutual Funds, II, Inc.,
                                                           Hartford Series Fund,
                                                           Inc. and Hartford HLS
                                                           Series Fund II, Inc.
SUSAN M. FLEEGE..........  AML Compliance  Since 2005      Ms. Fleege has served
  (age 47)                 Officer                         as Chief Compliance
                                                           Officer for HASCO since
                                                           2005 and for Hartford
                                                           Investor Services
                                                           Company, LLC, ("HISC")
                                                           since 2006. Prior to
                                                           joining Hartford Life
                                                           in 2005, Ms. Fleege was
                                                           counsel for Ameriprise
                                                           Financial Corportation
                                                           from 2000-2005. In
                                                           addition, Ms. Fleege is
                                                           AML Compliance Officer
                                                           of The Hartford Mutual
                                                           Funds, Inc., The
                                                           Hartford Mutual Funds,
                                                           II, Inc., Hartford
                                                           Series Fund, Inc. and
                                                           Hartford HLS Series
                                                           Fund II, Inc.


--------

* Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

(1) Mr. Walters was duly elected as President and Chief Executive Officer of the Company as well as The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. on November 7, 2007. Prior to Mr. Walters' election, Mr. Znamierowski served in those capacities.

                                  OTHER MATTERS

     Management does not intend to present any business to the meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act, and Section 30(h) of the 1940 Act, as applied to the Company, require the Company's Officers, Directors, HIFSCO, certain affiliates of HIFSCO and persons who beneficially own more than 10% of the Company's outstanding securities ("Reporting Persons"), to electronically file reports of ownership of the Company's securities and changes in such ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Company with copies of all such filings.

     Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Company believes that during the fiscal year ended July 31, 2007, the Reporting Persons complied with all applicable filing requirements.

                              SHAREHOLDER PROPOSALS

     Proposals of Company shareholders intended to be presented at the annual meeting of shareholders for the fiscal year ending July 31, 2008 must be received at the Company's mailing address by July 23, 2008 in order to be considered for inclusion in the proxy statement for that meeting. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

                              SHAREHOLDER MAILINGS

     To help lower the impact of operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the Fund may send only one prospectus, annual report, semiannual report, general information statement or proxy to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Funds at 1-888-843-7824 or writing to the Funds at P.O. Box 64387, St. Paul, Minnesota 55164 and requesting the additional copies of Fund documents. Shareholders sharing a single mailing address who are currently receiving multiple copies of Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.

                                        By order of the Board of Directors,

                                        /s/ Edward P. Macdonald
                                        Edward P. Macdonald
                                        Secretary

Dated: November 27, 2007

                              [FORM OF PROXY CARD]

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

THE HARTFORD INCOME SHARES FUND, INC.
C/O PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                        VOTING BY TELEPHONE. Call toll-free 1-888-221-0697 and follow the recorded instructions.
                        VOTING BY INTERNET. Log on to www.proxyweb.com and follow the on-screen instructions.
                        VOTING BY MAIL.  Complete and return your Proxy
                        Card in the addressed envelope. If you vote by telephone or internet, you do not need to mail your proxy.

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE HARTFORD INCOME SHARES FUND, INC.
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 8, 2008

The undersigned appoints Tamara Fagely, Edward Macdonald and Michael Phillips or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned, to vote, as designated herein, all shares of The Hartford Income Shares Fund, Inc. (the "Company") held by the undersigned on November 6, 2007, at the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of Hartford Life, 200 Hopmeadow Street, Simsbury, Connecticut 06089, on January 8, 2008, at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matters on the reverse, as set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

By executing this proxy, the undersigned revokes all previous proxies with respect to the Meeting and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement. This proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company or by executing a superseding proxy.

                             Date -----------------------------

                                     -------------------------------------------
                                     Signatures(s)          (Please sign in box)

                                     Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If signing for a partnership, please sign in partnership name by authorized person.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION, SIMPLY SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.    [ ]
PLEASE DO NOT USE FINE POINT PENS.

FOR ALL         WITH-                    FOR       1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF
               HOLD ALL                  ALL       THE COMPANY: (01) L.S. BIRDSONG, (02) R.M. GAVIN, (03)
                                       EXCEPT*     D.E. HILL, (04) S.S. JAFFEE, (05) W.P. JOHNSTON, (06) P.O.
                                                   PETERSON, (07) L.W. SENBET, (08) T.M. MARRA, (09)
                                                   L.A. SMITH, (10) D.M. ZNAMIEROWSKI

[ ]              [ ]                     [ ]       *TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL, MARK THE BOX "FOR ALL EXCEPT" AND
                                                   WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.

                                                   ---------------------------------------------------------

[ ]              [ ]                     [ ]
FOR            AGAINST                 ABSTAIN     2. PROPOSAL TO RATIFY THE SELECTION BY THE BOARD OF
                                                   DIRECTORS OF THE COMPANY OF ERNST & YOUNG LLP AS THE
                                                   COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                                                   FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2008.

PLEASE VOTE, SIGN, DATE AND PROMPLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THANK YOU!

                       BROADRIDGE FINANCIAL SOLUTIONS INC.
                      PROPOSED SCRIPT FOR TELEPHONE VOTING
                                 1-888-221-0697


OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:

"Welcome. "Please enter the control number labeled as such or located in the box indicated by an arrow on the upper portion of your proxy card."

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

"To vote as the ** Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."

OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS MANAGEMENT RECOMMENDS ON ALL PROPOSALS, HE/SHE WILL HEAR:

"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."

IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL BE RETURNED TO THE "TO VOTE AS THE.." SPEECH.

IF SHAREHOLDER ELECTS TO REVOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

"Thank you for voting."

CALL IS TERMINATED.

OPTION 2: VOTING EACH PROPOSAL SEPARATELY

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD from all nominees, press 9. To WITHHOLD from an individual nominee, press 0. Make your selection now."

IF THE SHAREHOLDER VOTES FOR ALL NOMINEES OR WITHHOLDS FROM ALL NOMINEES, THE SCRIPT MOVES TO PROPOSAL 2. IF THE SHAREHOLDER ELECTS TO WITHHOLD FROM A SPECIFIC NOMINEE, HE/SHE WILL HEAR:

"Enter the two-digit number that appears in front of the nominee's name you DO NOT wish to vote for."

AND THEN,

"Press 1 to withhold from another nominee or Press 0 if you have completed voting on nominees."

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1, HE/SHE WILL HEAR:

"Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2, HE/SHE WILL HEAR:

"Your votes have been cast as follows (VOTE FOR EACH PROPOSAL IS GIVEN). If this is correct, press 1. If incorrect, press 0."

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL BE RETURNED TO THE "TO VOTE AS THE.." SPEECH.

IF SHAREHOLDER ELECTS TO REVOTE THE CANCELLED VOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

"Thank you for voting."

CALL IS TERMINATED.